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                       SECURITIES AND EXCHANGE COMMISSION
                         _______________________________

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
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    Date  of  Report  (Date  of  earliest  event  reported):   April 29, 2002
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                       Go  Online  Networks  Corporation
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          (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
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                (State  or  other  jurisdiction  of  incorporation)

             O-23845                                        33-0873993
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    (Commission File Number)                   (IRS Employer Identification No.)

                5681 Beach  Blvd., Suite 101/100, Buena Park, CA 20621
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                  (Address of principal executive offices)   (Zip  Code)

                               (714)  736-0988
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           Registrant's  telephone  number,  including  area  code:

                               Not applicable
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                     (Former  name,  address  and  telephone  number)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective April 29, 2002, the Board of Directors of the Company dismissed Miller & McCollom ("Miller & McCollom") as its independent auditors and approved the engagement of Weinberg & Company, P.A. ("Weinberg") as its independent auditors for the fiscal year ended December 31, 2002 to replace Miller & McCollom. The decision to change auditors was approved by the full Board of Directors. The Company did not consult with Weinberg on any matters prior to their retention.

The reports of Miller & McCollom on the Company's financial statements for the fiscal years ended December 31, 2001, and 2000, and the related statements of operations, stockholder's equity and cash flows for the two years then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as relating to the Registrant's ability to continue as a going concern.

Since the date of Miller & McCollom's engagement and during the most recent fiscal year and any subsequent interim period, there were no disagreements with Miller & McCollom on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Miller & McCollom would have caused Miller & McCollom to make reference to the matter in their report.

The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of that letter is attached hereto as Exhibit 16.1.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

16.1 Letter dated April 29, 2002 from Miller & McCollom regarding its concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     April 29,  2002         GO ONLINE NETWORKS CORPORATION



                                   By: /s/ Joseph M. Naughton
                                   Joseph M. Naughton
                                   President